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                              QUALITY DINING, INC.                  EXHIBIT 10-L
                              RELATED PARTY LEASES

                                                             Lease      Expiration Date   Annual
            Location:                                    Commencement         of           Base
Store #    Burger King             Landlord                  Date        Initial Term     Rental
---------------------------------------------------------------------------------------------------
         Indiana
  467    Michigan City      Bendan Properties             3-Sep-1986      30-Sep-2006        85,407
 4124    Plymouth           Bendan Properties            22-Jun-1984      30-Jun-2004        52,592
 4216    Mishawaka          Bendan Properties            29-Aug-1984      31-Aug-2004        63,043
 4276    Goshen             Bendan Properties            25-Oct-1984      31-Oct-2004        80,491
 4435    Laporte            F & S Realty                 26-Mar-1985      31-Mar-2005        73,900
 4505    Mishawaka          Bendan Properties            15-May-1985      31-May-2005        75,322
 5250    Fort Wayne         B.K. Fort Wayne Properties   18-Aug-1986      31-Aug-2006        58,632
 5298    Mishawaka          Bendan Properties            19-Sep-1986      30-Sep-2006        73,251
 5323    Fort Wayne         B.K. Fort Wayne Properties    3-Nov-1986      30-Nov-2006        78,242
 5397    Warsaw             Bendan Properties            22-Nov-1986      30-Nov-2006        69,873
 5398    South Bend         Bendan Properties             8-Jan-1987      31-Jan-2007        82,033
 5413    Fort Wayne         B.K. Fort Wayne Properties   15-Jun-1987      30-Jun-2007        54,960
 5753    Fort Wayne         B.K. Fort Wayne Properties   26-Oct-1987      31-Oct-2007        95,004
 5790    Fort Wayne         B.K. Fort Wayne Properties    1-Dec-1987      31-Dec-2007        94,000
 6389    Columbia City      B.K. Fort Wayne Properties   16-Apr-1989      30-Apr-2009        94,500
 6485    Angola             B.K. Fort Wayne Properties   14-Jun-1989      30-Jun-2009        94,500
 6574    South Bend         Bendan Properties            26-Sep-1989      30-Sep-2009        72,090
 6622    South Bend         Bendan Properties            13-Dec-1989      31-Dec-2009        94,497
 7014    Bluffton           B.K. Fort Wayne Properties   10-Dec-1990      10-Dec-2010        84,375
 7055    South Bend         Bendan Properties            21-Jan-1991      21-Jan-2011       111,675
 7060    Kendallville       B.K. Fort Wayne Properties   11-Apr-1991      11-Apr-2011        74,250
 7433    Goshen             Bendan Properties             1-Jul-1992       1-Jul-2012        86,400
 8448    South Bend         Silver Creek Plaza, Inc.     27-May-1994      31-May-2009       115,092
10568    Goshen             F & S Realty                 20-Feb-1997      28-Feb-2007        40,000
                                                                                          ---------
         Total                                                                            1,904,129
         Michigan
  328    Benton Harbor      Bendan Properties            15-Feb-1983      14-Feb-2008       103,121
 1606    St. Joseph         Bendan Properties            31-Dec-1986      31-Dec-2006       108,154
 3172    Benton Harbor      J & B Realty                 24-Aug-1981      31-Aug-2010        68,107
 2624    Woodhaven          Fitzpatrick Properties       23-Oct-1985      31-Oct-2005        95,200
 4102    Highland           Fitzpatrick Properties       30-May-1984      30-Apr-2004        72,026
  300    Muskegon           B.K. Muskegon Properties      1-Jul-1984      30-Jun-2009        72,884
  458    Norton Shores      B.K. Muskegon Properties      1-Jul-1984      30-Jun-2009        66,536
 5118    Hartland           Fitzpatrick Properties        9-May-1986      31-May-2006        77,211
 5193    Stevensville       Bendan Properties            19-Jun-1986      30-Jun-2006        72,807
 5188    Muskegon           B.K. Muskegon Properties      1-Jul-1986      31-Jul-2006        68,993
 5603    Howell             Fitzpatrick Properties        6-Jul-1987      31-Jul-2007        78,300
 5988    Fremont            B.K. Muskegon Properties     14-Apr-1988      30-Apr-2008        78,100
 5987    South Haven        Bendan Properties             5-May-1988      31-May-2008        74,000
  810    Taylor             Fitzpatrick Properties       12-Sep-1989      30-Sep-2009        87,750
 6843    Whitehall          B.K. Muskegon Properties      6-Jul-1990      31-Jul-2010        92,475
 7113    Dowagiac           Bendan Properties            10-Apr-1991      10-Apr-2011        74,250
  988    Brighton           Fitzpatrick Properties       17-Sep-1992      17-Sep-2012       121,500
 2148    Southfield         Fitzpatrick Properties       21-May-2003      17-Sep-2008        99,020
 6296    Taylor             Fitzpatrick Properties       21-May-2003      28-Dec-2008        46,724
                                                                                          ---------
         Total                                                                            1,557,158
                                                                                          ---------
         Total Rent Payments                                                              3,461,287
                                                                                          =========

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